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                                                                   EXHIBIT 10.25

                                                                  EXECUTION COPY

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

              This EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is made as of the 22nd day of December, 1999, by and among Orbital Sciences Corporation, a Delaware corporation ("ORBITAL"), and the investors identified on the signature pages hereof (the "INVESTORS").

                                    RECITALS

              WHEREAS, on the date hereof MacDonald, Dettwiler & Associates, Ltd. ("MDA"), a wholly owned subsidiary of Orbital, issued and sold an aggregate of 10,000,001 shares of the common stock, no par value, of MDA to the Investors; and

              WHEREAS, in order to induce the Investors to purchase the MDA Shares, Orbital has agreed to enter into an agreement pursuant to which the Investors shall be entitled to exchange their MDA Shares for shares of the common stock of Orbital, par value $.01 per share (the "ORBITAL Stock"), in order to achieve liquidity of their investment in the event that an initial public offering of MDA does not occur as specified herein.

              NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein and in the Unanimous Shareholders Agreement and Subscription Agreement, the parties hereby agree as follows:

1.     CERTAIN DEFINITIONS

              "ACCEPTABLE IPO" shall have the meaning set forth in the Unanimous Shareholders Agreement.

              "ACCREDITED INVESTOR" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Act.

              "ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

              "AFFILIATE" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act, as such rule is in effect on the date hereof.

              "AGREEMENT" shall have the meaning set forth in the introductory paragraph.

              "BLACK-OUT PERIOD" shall have the meaning set forth in SECTION 6.1(c) of this Agreement.

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              "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York are not required to be open.

              "COMMISSION" shall mean the United States Securities and Exchange Commission.

              "CURRENT MARKET PRICE" of Orbital Stock for any day shall mean the last reported sales price on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market ("NASDAQ") or, if such security is not quoted on Nasdaq, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors.

              "DEMAND NOTICE" shall have the meaning set forth in SECTION 6.1(a) of this Agreement.

              "DEMAND REGISTRATION" shall have the meaning set forth in SECTION 6.1(a) of this Agreement.

              "EFFECTIVENESS PERIOD" shall have the meaning set forth in SECTION 6.1(b) of this Agreement.

              "ELECTING INVESTORS" shall have the meaning set forth in SECTION 5.1(a).

              "EMPLOYMENT TRIGGER DATE" means the date on or before June 22, 2002 and prior to the completion of an Acceptable IPO on which the employment of either the Chief Executive Officer of MDA or Chief Financial Officer of MDA is terminated (or constructively dismissed) (other than for cause) without the approval, in writing or at a meeting, of one of the director nominees of the Investors to the board of MDA, except as a result of death or voluntary resignation (for greater certainty, excluding as a result of constructive dismissal) by such officer.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

              "EXCHANGE DATE" shall have the meaning set forth in SECTION
2.1(d).


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              "EXCHANGE PERIOD" shall have the meaning set forth in SECTION 2.2.

              "EXCHANGE RATE" shall have the meaning set forth in SECTION 2.3.

              "EXCHANGE RIGHT" shall have the meaning set forth in SECTION 2.1.

              "EXCHANGE" shall have the meaning set forth in SECTION 2.1(d).

              "EXERCISING HOLDER" shall mean any Holder that has elected to exercise its registration rights under SECTIONS 6.1 or 6.2 of this Agreement.

              "FAIR MARKET PRICE" shall mean the average of the daily Current Market Prices of one share of Orbital Stock on the five most recent consecutive trading days ending on the trading day before the trading day in question.

              "HOLDER" or "HOLDERS" shall mean (i) the Investors and (ii) each person holding Registrable Shares as a result of a permitted transfer or assignment to that person of Registrable Shares other than pursuant to an effective Registration Statement or Rule 144 (or any successor provision) under the Act.

              "INDEMNIFIED PARTY" shall have the meaning set forth in SECTION 6.5(c) of this Agreement.

              "INDEMNIFYING PARTY" shall have the meaning set forth in SECTION 6.5(c) of this Agreement.

              "INITIAL CLOSING" shall mean the closing on the date hereof of the consummation of the sale of Special Shares (as defined in the Subscription Agreement) by MDA to the Investors pursuant to the Subscription Agreement, which will then be converted immediately into the MDA Shares.

              "INITIAL REQUESTING HOLDERS" shall have the meaning set forth in
SECTION 6.1(a) of this Agreement.

              "INVESTORS" shall have the meaning set forth in the introductory paragraph.

              "IPO TRIGGER DATE" shall mean June 22, 2002; provided however, that no IPO Trigger Date shall occur if (i) MDA shall have completed an Acceptable IPO prior to such date; or (ii) the failure by MDA to complete an Acceptable IPO by such date is a result of the Investors not using their reasonable best efforts (as defined in the Unanimous Shareholders Agreement) to effect such Acceptable IPO with Orbital required to support such a transaction.

              "MDA SHARES" shall mean the 10,000,001 shares of common stock, no par value, of MDA received by the Investors immediately following their


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subscription for Special Shares (as defined in the Subscription Agreement) of
MDA at the Initial Closing.

              "MDA" shall have the meaning set forth in the Recitals.

              "ORBITAL" shall have the meaning set forth in the introductory paragraph.

              "ORBITAL REGISTRATION STATEMENT" shall have the meaning set forth in SECTION 6.2(a) of this Agreement.

              "ORBITAL STOCK" shall have the meaning set forth in the Recitals.

              "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, or other form of business or legal entity.

              "PROSPECTUS" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares.

              The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement (and Prospectus) in compliance with the Act providing for the sale by the Holders in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

              "REGISTRABLE SHARES" shall mean the Orbital Stock received by the Investors pursuant to the exercise of the Exchange Right in accordance with the terms of this Agreement; provided, however, that any such shares shall cease to be Registrable Shares when (A) a Registration Statement with respect to the sale of such shares shall have become effective under the Act and all such shares shall have been disposed of in accordance with such Registration Statement; (B) such shares shall have been resold by the Holder thereof in accordance with Rule 144; (C) such shares shall have been otherwise transferred and new certificates not subject to transfer restrictions under the Act and not bearing any legend restricting further transfer shall have been delivered by Orbital, and no other applicable and legally binding restriction on transfer under the federal securities laws shall exist; or (D) such shares are, in the written opinion of counsel to the Holders, eligible for sale in accordance with Rule 144(k) under the Act, if applicable.


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              "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses
(excluding Selling Expenses) incurred by Orbital in complying with SECTION 6.1 and SECTION 6.2 hereof, including, without limitation, the following: (a) all registration and filing fees; (b) fees and expenses of compliance with federal and state securities laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates representing the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing Registration Statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for Orbital; (e) fees and disbursements of the independent public accountants of Orbital; (f) liability insurance (if Orbital so desires); (g) fees and expenses of other persons reasonably necessary in connection with the registration, including any experts, retained by Orbital; and (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed.

              "REGISTRATION STATEMENT" shall mean either a registration statement pursuant to a Demand Registration, which may be a Shelf Registration Statement, or an Orbital Registration Statement, in any case, which includes the Registrable Shares of an Exercising Holder.

              "RIGHTS AGREEMENT" shall have the meaning set forth in SECTION
4.2.

              "RULE 144" shall mean Rule 144 promulgated by the Commission under the Act.

              "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

              "SHELF REGISTRATION" shall mean a shelf registration effected pursuant to SECTION 6.1 hereof.

              "SHELF REGISTRATION STATEMENT" means a "shelf" Registration Statement of Orbital pursuant to the provisions of SECTION 6.1 hereof filed with the Commission which covers some or all of the Registrable Shares, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.


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              "SUBSCRIPTION AGREEMENT" shall mean the Subscription Agreement dated the date hereof (as amended, modified or supplemented from time to time), by and among Orbital, MDA, and the Investors.

              "SUSPENSION RIGHT" shall have the meaning set forth in Section 6.1(c) of this Agreement.

              "TRIGGER DATE" shall mean either an Employment Trigger Date or an IPO Trigger Date.

              "UNANIMOUS SHAREHOLDERS AGREEMENT" shall mean the Unanimous Shareholders Agreement dated the date hereof among the Investors, MDA and Orbital, as it may be amended, modified or supplemented from time to time.

2.     THE EXCHANGE

       2.1.   EXCHANGE OF SHARES.

              (a) On the terms and subject to the conditions set forth herein, (i) an Investor shall have the option, at any time and from time to time, during the Exchange Period, to contribute and assign to Orbital, and Orbital (or a wholly owned subsidiary of Orbital) shall accept from such Investor, all or a portion (subject to the immediately succeeding sentence) of the MDA Shares owned by such exchanging Investor, free and clear of all liens, security interests or other encumbrances; and (ii) Orbital will issue to such exchanging Investor, as consideration for the contribution of such MDA Shares, shares of Orbital Stock, free and clear of all liens, security interests or other encumbrances, in an amount determined in accordance with SECTION 2.3 below (the "EXCHANGE RIGHT"). Any exercise by an Investor (or group of Investors acting together) of its Exchange Right shall be for not less than two million (2,000,000) MDA shares or, if less, the remaining number of MDA Shares then held by such Investor (or group of Investors acting together).

              (b) The Exchange Right is exercisable by an Investor by the surrender of the Notice of Exchange attached as ANNEX I hereto duly completed and executed by or on behalf of such Investor, at the principal office of Orbital (or such other office or agency of Orbital as it may designate by notice in writing to the Investors). The exercising Investor shall, within 10 days, deliver a copy of such Notice of Exchange to all other Investors. All exercising Investors shall surrender the stock certificates reflecting the MDA Shares to be exchanged to Orbital on the Exchange Date against delivery of the Orbital Stock.

              (c) The Exchange Right shall be deemed to have been exercised as to an Investor immediately as of the time of the surrender of the Notice of Exchange by such Investor as provided above, and the person entitled to receive the shares of


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Orbital Stock issuable upon such exchange shall be treated for all purposes as the holder of record of such shares as of such date and time and on and after the Exchange Date such person shall cease to have any rights whatsoever with respect to the MDA Shares to be exchanged unless Orbital Stock is not delivered to such Investor on the Exchange Date as provided herein.

              (d) The closing of the exchange of MDA Shares for Orbital Stock (the "EXCHANGE") shall take place on a date (the "EXCHANGE DATE") designated by Orbital, not later than 30 days after the date on which the first Notice of Exchange is delivered to Orbital, at such location as the parties may mutually agree upon and subject to the satisfaction or waiver of all conditions to the Exchange set forth in ARTICLE 5 hereof. In the meantime, if there are dividends, distributions, capital reorganizations, or similar events involving Orbital Stock, the Investor shall receive the benefit thereof.

       2.2.   TERM OF EXCHANGE RIGHT.

              Subject to the terms and conditions set forth herein (and except as provided below), the Exchange Right shall be exercisable at any time during the period commencing on the first Trigger Date to occur and ending on the two year anniversary of such Trigger Date, and shall be terminated thereafter (unless previously exercised) (such period, the "EXCHANGE PERIOD"). The Exchange Right shall be void on June 23, 2002 in the event that a Trigger Date has not occurred as of such date.

       2.3.   EXCHANGE RATE

              The exchange rate for which the MDA Shares to be exchanged by an Investor are exchangeable for Orbital Stock (the "EXCHANGE RATE") shall be as follows:

                                    X = A x B
                                        -----
                                          C

Where:        X =    the number of shares of Orbital Stock to be issued to an
                     Investor;

              A =    the number of MDA Shares to be exchanged by such Investor;

              B = the price at which such Investor purchased the MDA Shares at the Initial Closing; and

              C = the lesser of (I) the Fair Market Price of one share of Orbital Stock on the date of delivery of the applicable Notice of Exchange and (II) U.S. $25.00; provided, however, that the Fair Market Price of one share of Orbital Stock shall in no event be less than U.S. $13.00 per share.


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In the event that the Fair Market Price of one share of Orbital Stock would have been less than U.S. $13.00 per share (the "LOWER MARKET PRICE"), then Orbital, at its option, shall either (i) provide additional shares of Orbital Stock to the exchanging Investor as if such proviso were deleted or (ii) pay to the exchanging Investor an amount in cash equal to the product of (x) the difference between the number of shares of Orbital Stock that would have been received by the exchanging Investor had the proviso been deleted and the number of shares of Orbital Stock actually received (including any fractions), times (y) the Lower Market Price.

       2.4.   ADJUSTMENTS TO ORBITAL STOCK.

              The number of shares of Orbital Stock which may be exchanged pursuant to SECTION 2.3 are subject to adjustment from time to time as follows:

       2.4.1. MERGER, SALE OF ASSETS, ETC.

              If at any time prior to the exercise or expiration of the Exchange Right, there shall be (i) a reorganization of Orbital (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of Orbital with or into another corporation in which Orbital is not the surviving entity or a merger (including a reverse triangular merger) in which Orbital is the surviving entity but the shares of Orbital's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of Orbital's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Investors shall thereafter be entitled to receive upon the exchange of their MDA Shares, as specified herein, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of MDA Shares exchangeable hereunder would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the exchange contemplated by SECTION 2.1 of this Agreement had been consummated immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this SECTION 2.4. The foregoing provisions of this SECTION 2.4.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers.

       2.4.2. RECLASSIFICATION, ETC.

              If Orbital, at any time prior to the exercise or expiration of the Exchange Right, by reclassification of securities or otherwise, shall change any of the securities as to which Exchange Rights exist into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to exchange such number and kind of securities as would have


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been issuable as the result of such change with respect to the securities that were subject to the exchange rights under this Agreement immediately prior to such reclassification, all subject to further adjustment as provided in this
SECTION 2.4.

       2.4.3. SPLIT, SUBDIVISION OR COMBINATION OF SHARES.

              If Orbital, at any time prior to the exercise or expiration of the Exchange Right, shall split, subdivide or combine the securities as to which Exchange Rights exist, into a different number of securities of the same class, the number of shares of such securities that are exchangeable pursuant to this Agreement may be exercised shall be proportionately increased, in the case of a split or subdivision, or shall be proportionately decreased, in the case of a combination.

       2.4.4. CERTIFICATE AS TO ADJUSTMENTS.

              Upon the occurrence of each adjustment or readjustment pursuant to this SECTION 2.4, Orbital at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Investor a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

       2.4.5. FRACTIONAL SHARES.

              No fractional shares of Orbital Stock shall be issued upon exchange of the MDA Shares. Instead of any fractional interest in a share of Orbital Stock, Orbital shall calculate and pay to the holder of such share a cash adjustment in respect of such fraction in an amount based on the Current Market Price of the Orbital Stock on the trading day immediately preceding the date of exchange.

       2.5.   ADJUSTMENTS TO MDA SHARES

              If any of the events described in SECTION 2.4 of this Agreement shall occur with respect to MDA, similar adjustments shall be made to the MDA Shares for purposes of the Exchange Rate set forth in SECTION 2.3.

3.     REPRESENTATIONS AND WARRANTIES

       3.1.   REPRESENTATIONS AND WARRANTIES OF ORBITAL.

              The representations and warranties of Orbital contained in SECTION
2.2 of the Subscription Agreement are incorporated herein by reference. In addition, Orbital further represents and warrants as follows:


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              (a)    The Orbital Stock, when exchanged, issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable, and free and clear of any liens, security interests or other encumbrances.

              (b) As of the Exchange Date, Orbital's public record will not contain any material misrepresentations.


       3.2.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

              The representations and warranties of the Investors contained in
SECTION 3.1 of the Subscription Agreement are incorporated herein by reference. In addition, the Investors further represent and warrant as follows:

              (a) From and after the date of delivery of a Notice of Exercise, each Investor owns the MDA Shares to be exchanged by it free and clear of any liens, security interests, or other encumbrances.

              (b) Each Investor acknowledges that Orbital intends the offer and issuance of the Orbital Stock to be received hereunder to be exempt from registration under the Act, by virtue of Regulation D promulgated under Section 4(2) of the Act, and that no registration statement relating to the issuance of the Orbital Stock hereunder has been or will be filed with the Commission or any state securities commission, except as contemplated by this Agreement. Each Investor, with respect to himself, further acknowledges that Orbital is relying in part upon the representations, warranties and covenants made by such Investor in this Agreement in making its determination that the offer and issuance of the Orbital Stock qualifies for exemption under Regulation D.

              (c) On or before the Exchange Date, all documents, records, books, and due diligence materials pertaining to the issuance of Orbital Stock to the Investors hereunder will have been made available for inspection by the Investors. Each of the Investors has or will have had an opportunity to ask questions of and receive information and answers from Orbital concerning Orbital and the Orbital Stock and to assess and evaluate such information. Each of the Investors will be acquiring the Orbital Stock solely upon the information provided to the Investors, and the representations, warranties, and covenants of Orbital, together with information obtained or to be obtained by the Investors as of any Exchange Date through their independent investigation, and the Investors will not have relied on any oral representation as to the risks or merit of this investment.

              (d) No Investor is receiving the Orbital Stock as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio,


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or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Investors in connection with investments.

              (e) Each of the Investors has sufficient knowledge and experience in financial, tax, and business matters to enable the Investor to utilize the information made available to it in connection with the transactions contemplated by this Agreement in order to evaluate the merits and risks of an investment in Orbital Stock and to make an informed investment decision with respect thereto and is relying on no representations other than those set forth in this Agreement.

              (f) Each Investor is receiving Orbital Stock for investment and liquidity purposes and not with a view toward making a public distribution of such shares except in accordance with this Agreement.

              (g) Each Investor understands and acknowledges and agrees that the Orbital Stock issuable upon exchange of the MDA Shares has not been registered under the Securities Act or any other applicable securities law and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto. The Investor agrees to comply with the legends set forth in the certificates representing such shares.

4.     COVENANTS

       4.1.   RESERVATION OF STOCK.

              Orbital covenants that throughout the Exchange Period, Orbital shall reserve from its authorized and unissued shares of common stock a sufficient number of shares to provide for the issuance of Orbital Stock upon exercise of the Exchange Right. Orbital further covenants that all shares that may be issued upon the exercise of the Exchange Rights pursuant to this Agreement, as set forth herein, will be duly issued, fully paid and nonassessable and will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

       4.2.   AMENDMENT OF RIGHTS AGREEMENT

              Orbital covenants that it shall amend the Rights Agreement, dated as of October 22, 1998, between Orbital and Bank Boston, N.A., as rights agent, as amended as of the date hereof (the "RIGHTS AGREEMENT") promptly after delivery by an Investor of a Notice of Exchange pursuant to SECTION 2.1(b), if necessary, as a result of Orbital's issuance of additional Orbital Stock pursuant to the last


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sentence of SECTION 2.3, so that such Investor will not be deemed to be an
"Acquiring Person" under the Rights Agreement solely by reason of the holding or exercise of the Exchange Right.

       4.3.   STANDSTILL PROVISIONS.

              (a) During the Standstill Period (as defined below), the Investors will not, and will cause each of its controlled Affiliates not to, and will use its reasonable best efforts to cause each of its other Affiliates (as defined below) not to, directly or indirectly:

                     (i) act in concert with any other person or Group (as defined below) by becoming a member of a 13D Group (as defined below), other than any 13D Group comprised exclusively of Investors and one or more of its Affiliates (as defined below);

                     (ii) sell, except in compliance with the Act, pledge, encumber or otherwise transfer ("Transfer") any Orbital Stock to any person; provided that this SECTION 4.3 shall not prohibit Transfers (A) between the Investors and an Affiliate of the Investors, (B) between one or more Affiliates of the Investors, (C) in any transaction in compliance with Rule 144 under the Act or any successor rule or regulation, (D) in a public offering, registered under the Act, or (E) in a transaction exempt from the registration requirements of the Act;

                     (iii) purchase or otherwise acquire or offer or agree to acquire, directly or indirectly, any Orbital Stock or other capital stock, or securities convertible into or exchangeable for capital stock, of Orbital if, after giving effect to such purchase or acquisition, the Investors and its Affiliates (and any persons that are members of a 13D Group of which the Investors or any of its Affiliates may be a member, notwithstanding the provisions of clause (i) above) collectively would Beneficially Own (as defined below) more than 14.9% of the outstanding capital stock of Orbital; provided that the Investors shall not be deemed to have breached this covenant as a result of (A) the exercise of Exchange Rights pursuant to this Agreement, (B) a decrease in the aggregate number of shares of Orbital Stock outstanding, (C) as a result of the acquisition of capital stock of Orbital issued as dividends or as a result of stock splits and similar reclassifications of shares held by the Investors or any of its Affiliates at the time of such dividend, split or reclassification, or (D) corporate action taken solely by Orbital and not caused by any action taken by the Investors or any of its Affiliates, provided that neither the Investors nor any of its Affiliates shall thereafter acquire any capital stock of Orbital otherwise than in compliance with this SECTION 4.3(a)(III);

                     (iv) make any proposal or public announcement relating to, or solicit, encourage or propose to effect or negotiate any merger, consolidation, tender or exchange offer, other business combination, liquidation, sale of Orbital or all or


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substantially all of the assets of Orbital and its Subsidiaries or any other change of control of Orbital or similar extraordinary transaction;

                     (v) solicit, initiate, encourage or participate in any "solicitation," of "proxies" or consents or become a "participant" in an "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act); seek to advise or influence any person or entity with respect to the voting of any voting securities of Orbital, call, or in any way participate in a call for, any special meeting of stockholders of Orbital (or take any action with respect to acting by written consent of the stockholders of Orbital); request, or take any action to obtain or retain any list of holders of any securities of Orbital; or initiate or propose any stockholder proposal or participate in the making of, or solicit stockholders of Orbital for the approval of, one or more stockholder proposals; or induce others to do any of the foregoing. Notwithstanding the foregoing, nothing contained herein shall be deemed to prohibit the Investors from voting their shares of Orbital Stock or exercising any voting rights with respect to their shares;

                     (vi)   seek a change in the size of the Board of Directors;

                     (vii) assist, advise, encourage or act in concert with any person with respect to any of the foregoing or enter into any discussions, negotiations, arrangements or understandings with any other person with respect to, or aid, abet or encourage, any action prohibited by any of the foregoing; or

                     (viii) make any public request or proposal to amend, waive or terminate any provision of this SECTION 4.3 or any inquiry or statement relating thereto.

The foregoing provisions shall not be construed to prevent the Investors from voting any Orbital Stock or attending or participating in any meeting called by Orbital or a person other than the Investors or an Affiliate of the Investors.

              (b) Notwithstanding anything to the contrary in this SECTION 4.3, in the event Orbital publicly announces or invites any person other than the Investors to make a proposal, or elects to enter into negotiations, with respect to any merger, consolidation, other business combination, liquidation, sale of Orbital or all or substantially all of the assets of Orbital, or any tender or exchange offer, then the Investors and its Affiliates shall be permitted to participate in any such process on terms that are substantially comparable to those made available to other participants in such process in the same jurisdiction.

              (c) As used in this SECTION 4.3, the following terms have the respective meanings set forth below:

              "13D GROUP" shall mean any group of persons acquiring, holding, voting, or disposing of capital stock of Orbital that would be required under

Section 13(d) of the Exchange Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D or Schedule 13G with the Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group Beneficially Owned capital stock representing more than 5% of any class of capital stock of Orbital then outstanding.

              "AFFILIATE" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as such rule is in effect on the date hereof.

              "BENEFICIALLY OWN" shall mean, with respect to any security, having direct or indirect (including through any Affiliate) "beneficial ownership" of such security, as determined pursuant to Rule 13d-3 under the Exchange Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing. "BENEFICIAL OWNERSHIP" and "BENEFICIAL OWNER" shall have correlative meanings. As used with respect to the Orbital Stock of Orbital, the term shall include any shares of Orbital Stock issuable, without regard to any requirement of notice or the passage of time or the occurrence of any event, pursuant to any options, warrants, or other convertible or exchangeable securities held by the applicable person, its Affiliates, or any member of a 13D Group of which such person is a member.

              "GROUP" shall mean a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

              "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, or other form of business or legal entity.

              "STANDSTILL PERIOD" shall mean the period beginning on the Initial Closing Date and ending on the first date following the date on which the aggregate Beneficial Ownership by the Investors and its Affiliates (and any persons that are members of a 13D Group of which the Investors or any of its Affiliates are members, notwithstanding the provisions of clause (i) of SECTION 4.3(a)) of shares of Orbital Stock of Orbital shall have been less than 5% of the number of outstanding shares of capital stock of Orbital for a continuous period of 30 days (treating any shares of Orbital Stock issuable under options, warrants, rights or other convertible or exchangeable securities Beneficially Owned by the Investors, its Affiliates, and any member of such a 13D Group as being Beneficially Owned for this purpose).

       4.4.   LOCK-UP.

              The Investors agree to enter into a market standoff agreement (a "LOCK-UP") whereby, if independently requested by Orbital's underwriters, for a period of up to 180 days following the date of an underwritten sale of Orbital Stock specified in any such request for a Lock-Up, the Investors and any of its affiliates will not Transfer any of the Orbital Stock then held by the Investors or such affiliates; provided, however, that no Lock-Up shall be required unless a similar Lock-Up is imposed upon all other persons beneficially owning a similar percentage (to that held by the Investors in the aggregate) or more of the Orbital Stock with respect to which Orbital then has the power to request or impose such Lock-Up.

       4.5.   SPECIFIC PERFORMANCE.

              Each of Orbital and the Investors acknowledges and agrees that, in view of the uniqueness of the arrangements contemplated by SECTIONS 4.3 AND 4.4 of this Agreement and the irreparable damage that the parties would suffer in the event that any of the provisions of such Section is not performed by each of the parties (or their respective directors, officers, employees, financial advisors, legal advisors, accountants, agents or representatives, as the case may be) in accordance with their specific terms or are otherwise breached, that the parties would not have an adequate remedy at law for money damages in the event that SECTIONS 4.3 AND 4.4 is not performed in accordance with its terms. Accordingly, the parties shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of SECTIONS
4.3 AND 4.4 by the other party, in addition to all other remedies available at law or in equity.

5.     CONDITIONS TO CONSUMMATION OF EXCHANGE

       5.1.   CONDITIONS TO ORBITAL'S OBLIGATIONS.

              The obligations of Orbital upon the exercise of an Exchange Right at the applicable Exchange Date are subject to the satisfaction or waiver by Orbital on or before the applicable Exchange Date of each of the following conditions:

                     (a) The representations and warranties of the Investors who are exercising their Exchange Right (the "ELECTING INVESTORS") set forth in this Agreement shall be true and correct on and as of such Exchange Date with the same effect as though such representations and warranties had been made on and as of such date.

                     (b) The Electing Investors shall have performed and complied in all material respects in accordance with their terms with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Exchange Date.

                     (c) The Electing Investors shall have delivered to Orbital on the Exchange Date a certificate, signed by an executive officer, general partner or other authorized person of such Investors to the effect that the conditions set forth in SECTIONS 5.1(a) and 5.1(b) have been satisfied as of such Exchange Date.

                     (d) The Electing Investors shall have executed and delivered an instrument, in form and substance reasonably satisfactory to Orbital, assigning to Orbital the MDA Shares to be exchanged by them free and clear of any liens, security interests, or other similar encumbrances against delivery of the Orbital Stock to be received therefor.

                     (e) There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no actual or threatened action, suit, arbitration, inquiry, proceedings or investigation by or before any governmental authority, court or agency of competent jurisdiction, which would reasonably be expected to materially impair the ability of Orbital or the Investors to consummate the transactions contemplated hereby.

                     (f) Any required governmental approvals shall have been obtained on terms reasonably satisfactory to Orbital and the Investors.

       5.2.   CONDITIONS TO THE INVESTORS' OBLIGATIONS.

              The obligations of the Electing Investors upon the exercise of an Exchange Right are subject to the satisfaction or waiver by the Investors on or before the applicable Exchange Date of each of the following conditions:

                     (a) The representations and warranties of Orbital set forth in this Agreement shall be true and correct on and as of such Exchange Date with the same effect as though such representations and warranties had been made on and as of such date.

                     (b) Orbital shall have performed and complied in all material respects in accordance with its terms with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Exchange Date.

                     (c) Orbital shall have delivered to the Electing Investors on such Exchange Date a certificate, signed by an executive officer of Orbital to the effect that the conditions set forth in SECTIONS 5.2(a) and 5.2(b) have been satisfied as of the Exchange Date.

                     (d) There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no actual or threatened action, suit, arbitration, inquiry, proceedings or investigation by or before any governmental authority, court or agency of competent jurisdiction, which would reasonably be expected to materially impair the ability of Orbital or the Investors to consummate the transactions contemplated hereby.

                     (e) Any required governmental approvals shall have been obtained on terms reasonably satisfactory to Orbital and the Investors.

6.     REGISTRATION RIGHTS.

       6.1.   DEMAND REGISTRATION.

              (a) The Holder or Holders of Registrable Shares constituting at least 1,500,000 outstanding Registrable Shares (together with all other Shareholders joining in such demand as provided below, the "INITIAL REQUESTING HOLDERS"), may at any time make a written request to Orbital that Orbital file a Registration Statement or similar document under the Act with respect to all or any part of such Holder's or Holders' Registrable Shares (a "DEMAND REGISTRATION"). Such Registration shall be a "shelf" Registration Statement pursuant to Rule 415 under the Act (or a successor provision), if so requested by a majority of the participating Holders and if Orbital is eligible therefore at such time (for greater certainty, the Registration Statement need not be a Shelf Registration Statement). Within 10 Business Days after receipt of such request, Orbital shall give written notice of such Demand Registration request (including therein the number of Registrable Shares included in such demand and the parties making such demand) to all other Holders of Registrable Shares (the "DEMAND NOTICE"). Such other Holders will have the right to join in making such a demand by giving written notice to Orbital within 10 Business Days after the date of the Demand Notice of such Holder's election to participate in such Demand Registration and the number of such Holder's Registrable Shares to be included therein. Subject to the provisions of SECTION 6.1(b), Orbital shall cause such Registration Statement or similar document to be filed with the Commission and shall include in such Registration Statement the Registrable Shares which Orbital has been requested to register by the Initial Requesting Holders, and to cause all such Registrable Shares to be registered under the Act within 180 days of receipt of the Initial Requesting Holders' request. After Orbital has effected three (3) such registrations pursuant to this SECTION 6.1(a), the related Registration Statements have been declared effective and the distribution contemplated thereunder completed within the time frame specified in Section 6.1(b), Orbital shall have no further obligation under this SECTION 6.1(a); provided, however, that no Holder shall be entitled to have the Registrable Shares held by it covered by such Registration unless such Holder is in compliance with SECTION 6.3(j) hereof. No Demand Registration shall be effected pursuant to this SECTION 6.1(a) during any period in which a Registration Statement shall have become and be maintained effective.

              (b) Orbital shall use its reasonable best efforts to keep each such Shelf Registration continuously effective in order to permit the Prospectus forming part thereof to be usable by the Holders until the earlier of (A) the date when all the Registrable Shares have been sold pursuant to such Shelf Registration Statement or Rule 144 and (B) the date on which, in the written opinion of counsel to the Holders addressed to the Holders and to Orbital, all outstanding Registrable Shares of Orbital are eligible for resale without registration under the Act in accordance with Rule 144(k) or any successor provision thereto (in any such case, such period being called the "EFFECTIVENESS PERIOD"). Orbital shall be deemed not to have used their reasonable best efforts to keep the Registration Statement effective during the requisite period if Orbital voluntarily takes any action that would result in Holders covered thereby not being able to offer and sell any such Registrable Shares during that period, unless (x) such action is required by applicable law or the rules of any national securities exchange or other market on which any of the Registrable Shares are then listed or quoted, or (y) any event contemplated by SECTION 6.3(b)(2)(iii) below occurs and Orbital acts promptly in good faith and for valid business reasons in suspending use of the Prospectus until the requisite changes have been made and Orbital thereafter promptly complies with the requirements of SECTION 6.3(h) below.

              (c)    Notwithstanding anything to the contrary contained in this
ARTICLE 6, Orbital shall have the right (the "SUSPENSION RIGHT") to defer such filing (or suspend sales under any filed registration thereunder) for a period of not more than 90 days during any 12-month period (a "BLACK-OUT PERIOD"), if Orbital shall furnish to the Holders a certificate signed by the President or any other executive officer of Orbital stating that, either (i) in the good faith judgment of Orbital, the continued effectiveness of the Registration Statement would require Orbital to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that it would be detrimental to Orbital and its shareholders to file such Registration Statement or amendment thereto at such time (or continue sales under a filed Registration Statement) or (ii) Orbital plans to conduct an underwritten offering of its equity securities during such Black-Out Period and, in each case, therefore, Orbital has elected to defer the filing of such Registration Statement (or suspend sales under a filed Registration Statement) provided, however, that Orbital shall have the obligation (with respect to both
(i) and (ii) of this Section 6.1(c)) to file any such deferred Registration Statement or lift any suspension of sales under a filed Registration Statement as soon as such filing is no longer detrimental, and in such circumstances, the Holder can withdraw the Demand Registration without prejudice to making it again.

              (d) Orbital agrees not to issue any Orbital Stock or any securities convertible into or exchangeable or exercisable for Orbital Stock (other than securities issued pursuant to Orbital's option or other benefit plans, its 5% Convertible Subordinated Notes Due 2002, securities issued by Orbital not involving a public offering or securities issued by Orbital included in any Demand Registration), for the period commencing 15 days prior to the closing of the offering of securities included in any Demand Registration and ending on the 90th day following such closing.

       6.2.   ORBITAL REGISTRATION

              (a) If Orbital shall determine to register any shares of Orbital Stock for its own account or for the account of a security holder or holders or otherwise (other than a registration relating solely to employee benefit plans, or a registration relating solely to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Act), Orbital will promptly deliver to each of the Holders a written notice thereof of such proposed transaction at least 10 Business Days prior to the filing of a Registration Statement (the "ORBITAL REGISTRATION STATEMENT") and include in such registration, and in any underwriting involved therein, all the Registrable Shares specified in written requests made by Holders within 10 Business Days after receipt of the written notice from Orbital described above. Each Holder shall be entitled to have its shares included in an unlimited number of registrations pursuant to this SECTION 6.2.

              (b) If the registration of which Orbital gives notice is for a registered public offering involving an underwriting, Orbital shall so advise the Holders as a part of the written notice given pursuant to SECTION 6.2(a). In such event, the right of each Holder to registration pursuant to SECTION 6.2(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Shares in the underwriting to the extent provided herein. If the Holders shall have elected to exercise their rights under SECTION 6.2(a), they shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by Orbital. Notwithstanding any other provision of this SECTION 6.2, if the underwriter determines and so advises Orbital in writing that marketing factors require a limitation on the number of shares to be underwritten, Orbital shall so advise the Holders. In such an event, the number of Registrable Shares that may be included in the registration and underwriting by the Holders shall be reduced, on a pro rata basis (based on the number of shares of Orbital Stock held by each such Holder and each other person (other than Orbital) registering shares under such registration), by such minimum number of shares as is necessary to comply with such limitation. If a Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to Orbital and the underwriter. Any Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

       6.3.   REGISTRATION PROCEDURES.

              (a) Orbital shall furnish to the Exercising Holders, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof or supplement, if any, to the Prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments that the Exercising Holders reasonably may propose.

              (b)    (1)    Orbital shall advise the Exercising Holders: (i)
when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                     (2) Orbital shall advise the Exercising Holders of: (i) the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(ii) the receipt by Orbital of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

              (c) Orbital shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

              (d) Orbital shall furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits (including those incorporated by reference).

              (e) Orbital shall, during the Effectiveness Period, deliver to each Exercising Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such Exercising Holder may reasonably request; and Orbital consents (except upon and during the continuance of any event described in SECTION 6.3(b)(2)(iii) above) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Exercising Holders in connection with the offering and sale of the Registrable Shares covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period.

              (f) Prior to any offering of Registrable Shares pursuant to any Registration Statement, Orbital shall register or qualify or cooperate with the Exercising Holders included therein and their respective counsel in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions as any such Exercising Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the Registrable Shares covered by such Registration Statement; provided, however, that in no event shall Orbital be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be qualified or required to so qualify but for this SECTION 6.3(f), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or
(iii) subject itself to taxation in any such jurisdiction if it is not then so subject.

              (g) Orbital shall cooperate with the Exercising Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to any Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Exercising Holders may request in connection with the sale of Registrable Shares pursuant to such Registration Statement.

              (h) Upon the occurrence of any event contemplated by SECTION 6.3(b)(2)(iii) above, Orbital shall promptly, and in any event within 30 days, subject to SECTION 6.1(c), prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Orbital notifies the Exercising Holders of the occurrence of any event contemplated by SECTION 6.3(b)(2)(iii) above, the Exercising Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

              (i) Orbital shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with
Section 11(a) of the Act as
soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

              (j) Orbital agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the Registration Statement on each securities exchange on which securities of the same class are then listed.

              (k) If the Exercising Holders propose to sell their Registrable Shares pursuant to SECTION 6.1 in an underwritten public offering, Orbital shall be entitled to select the underwriters for such offering, subject to the reasonable approval of a majority of the participating Holders, and Orbital shall make available members of the management of Orbital and its Affiliates for reasonable assistance in selling efforts relating to such offering for a public offering of such size and shall enter into underwriting agreements containing usual and customary terms and conditions for such types of offerings; provided that Orbital shall not be required to assist in an underwritten offering more than once in any 12-month period.

       6.4.   EXPENSES OF REGISTRATION.

              Orbital shall pay, or shall reimburse each Holder for paying, all Registration Expenses incurred in connection with the registration of the Registrable Shares in accordance with SECTIONS 6.1 and 6.2 hereof and the reasonable fees and expenses of one special counsel, in each country and province where the shares are being registered, for the Holders, which special counsel(s) shall be designated by the Holders and subject to the approval of the Company, in an amount not to exceed $35,000 per Registration pursuant to SECTION
6.1 and an aggregate of $150,000 for all Registrations under SECTIONS 6.1 and
6.2. All Selling Expenses incurred in connection with the offer and sale of Registrable Shares by any of the Holders shall be borne by the Holder offering or selling such Registrable Shares. Except as covered by the first sentence of this SECTION 6.4, each Holder shall pay the expenses of its own counsel.

       6.5.   INDEMNIFICATION.

              (a) In connection with any Registration Statement, Orbital shall indemnify and hold harmless each Exercising Holder and each of their respective directors and officers and each person controlling such Exercising Holder within the meaning of Section 15 of the Act from and against any loss, liability, claim, damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering Registrable Shares, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that Orbital shall not be liable under this clause (a) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld or delayed; provided further, that the indemnity provided for in this SECTION 6.5(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to Orbital by such Exercising Holder in writing expressly stating that such information is being provided by such Exercising Holder for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus or the Prospectus if such Exercising Holder failed to send or deliver a copy of the Prospectus (or any amendment or supplement thereto) to the person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such person in any case where such Prospectus (or any amendment or supplement thereto) corrected such untrue statement or omission. Any amounts advanced by Orbital to an indemnified party pursuant to this SECTION 6.5 as a result of such losses shall be returned to Orbital if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by Orbital.

              (b) Each Exercising Holder, severally and not jointly, shall indemnify and hold harmless Orbital and the other Exercising Holders and each of their respective directors and officers (including each officer of Orbital who signed the Registration Statement) and each person, if any, who controls Orbital or other selling Holder within the meaning of Section 15 of the Act, from and against any loss, liability, claim, damage and expense whatsoever described in the indemnity contained in SECTION 6.5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Orbital by such Exercising Holder in writing expressly stating that such information is being provided by such Holder for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided that the Exercising Holder shall not be liable under this clause for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld. Notwithstanding any provision of this Agreement or any other agreement, in no event will any Investor be liable for indemnification hereunder for an amount greater than the amount of proceeds that such Investor receives in any particular offering of Registrable Securities in which his securities were sold.

              (c)    Each party entitled to indemnification under this SECTION
6.5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this SECTION 6.5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              (d) If the indemnification provided for in this SECTION 6.5 is unavailable to a party that would have been an Indemnified Party under this
SECTION 6.5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Orbital and each Exercising Holder agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this SECTION 6.5(d).

              (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       6.6.   INFORMATION TO BE FURNISHED BY HOLDERS.

              Each Holder shall furnish to Orbital such information as Orbital may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in SECTIONS 6.1 and 6.2 hereof. If any Holder fails to provide Orbital with such information within 15 Business Days of Orbital's request, Orbital's obligations under SECTIONS 6.1 and 6.2 hereof with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

       6.7.   RULE 144 SALES.

              (a) Orbital covenants that it will file the reports required to be filed by Orbital under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Act.

              (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Act, Orbital shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Act legend, if deemed appropriate, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request, provided that such request is made at least two Business Days prior to any sale of Registrable Shares.

7.     MISCELLANEOUS

       7.1.   RIGHTS OF STOCKHOLDERS.

              Until the Exchange Right shall have been exercised as provided herein, the Investors, as such, shall not be entitled to vote or receive dividends or any other securities of Orbital that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investors, as such, any of the rights of a stockholder of Orbital or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

       7.2.   SUCCESSORS AND ASSIGNS.

              Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

       7.3.   AMENDMENTS AND WAIVERS.

              Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each party.

       7.4.   NO WAIVER.

              No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Agreement, or any waiver on the part of either party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

       7.5.   NOTICES.

              Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given
(a) upon personal delivery to the party to be notified, (b) on the day of receipt if delivered by registered or certified mail, (c) on the next Business Day after dispatch via nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified. Notices should be provided in accordance with this SECTION 7.5 at the following addresses, or at such other address of which such party shall have provided notice hereunder:

If to the Investors, to:

   a.  CAI Capital Partners And Company II, L.P.

       c/o CAI Managers & Co., L.P.
       767 Fifth Avenue
       New York, New York

       Attention:  Manfred Yu

       Telephone:  (212) 319-3023
       Facsimile:  (212) 319-0232

with a copy (which shall not constitute notice) to:

       Stikeman, Elliott
       Commerce Court West
       Suite 5300, 1900 Bay Street
       Toronto, Ontario
       M5L 1B9

       Attention:  Simon Romano

       Telephone:  (416) 869-5596
       Facsimile:  (416) 947-0860

   b.  CAI Capital Partners And Company II-C, L.P.

       c/o CAI Managers & Co., L.P.
       767 Fifth Avenue
       New York, New York

       Attention:  Manfred Yu

       Telephone:  (212) 319-3023
       Facsimile:  (212) 319-0232
with a copy (which shall not constitute notice) to:

       Stikeman, Elliott
       Commerce Court West
       Suite 5300, 1900 Bay Street
       Toronto, Ontario
       M5L 1B9

       Attention:  Simon Romano

       Telephone:  (416) 869-5596
       Facsimile:  (416) 947-0860

   c.  CAI Partners And Company II, L.P.

       c/o CAI Managers & Co., L.P.
       767 Fifth Avenue
       New York, New York

       Attention:  Manfred Yu

       Telephone:  (212) 319-3023
       Facsimile:  (212) 319-0232
with a copy (which shall not constitute notice) to:

       Stikeman, Elliott
       Commerce Court West
       Suite 5300, 1900 Bay Street
       Toronto, Ontario
       M5L 1B9

       Attention:  Simon Romano

       Telephone:  (416) 869-5596
       Facsimile:  (416) 947-0860

   d.  597858 B.C. Ltd.

       Randall Mullan
       c/o McCullough O'Connor Irwin
       1100 Dunsmuir Street
       Vancouver, British Columbia Canada
       V6C 3K4

       Attention:  Jonathon McCullough

       Telephone:  (604) 687-7077
       Facsimile:  (604) 687-7079

If to Orbital, to:

       Orbital Sciences Corporation
       21700 Atlantic Boulevard
       Dulles, Virginia 20166

       Attn.:  Legal Department

       Telephone:  (703) 406-5500
       Facsimile:  (703) 406-5572

with a copy (which shall not constitute notice) to:

       Hogan & Hartson L.L.P.
       555 13th Street, N.W.
       Washington, D.C. 20004-1109
       Attn.:      Eve N. Howard, Esq.
       Facsimile:  (202) 637-5910

       7.6.   HEADINGS.

              Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

       7.7.   SEVERABILITY.

              If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

       7.8.   ENTIRE AGREEMENT.

              This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

       7.9.   GOVERNING LAW.

              This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the State of New York.

       7.10.  COUNTERPARTS.

              This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

              IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its respective officer thereunto duly authorized.


Dated: December 22, 1999

                               ORBITAL SCIENCES CORPORATION

                                By:
                                    --------------------------------------------
                                    Jeffrey Pirone, Executive Vice President and
                                     Chief Financial Officer

                               CAI CAPITAL PARTNERS AND COMPANY II, L.P.

                                By: CAI Capital Partners GP & Co., L.P., its general partner

                                     By:  36 Pierrepont St. II Co., one of its
                                          general partners

                                          By:
                                              ----------------------------------
                                              Peter Restler, President

                               CAI CAPITAL PARTNERS AND COMPANY II-C, L.P.

                                By: CAI Capital Partners GP & Co., L.P., its general partner

                                     By:  36 Pierrepont St. II Co., one of its
                                          general partners

                                          By:
                                              ----------------------------------
                                              Peter Restler, President

                               CAI PARTNERS AND COMPANY II, L.P.

                                By: CAI Capital Partners GP & Co., L.P., its general partner

                                     By:  36 Pierrepont St. II Co., one of its
                                          general partners

                                          By:
                                              ----------------------------------
                                              Peter Restler, President

                               597858 B.C. LTD., AS AGENT

                                By:
                                    --------------------------------------------
                                    Randall Mullan, Director

                                     ANNEX I

                               NOTICE OF EXCHANGE

To: ORBITAL SCIENCES CORPORATION

       (1) The undersigned hereby irrevocably elects to exercise its Exchange Rights, pursuant to the terms of the attached Exchange and Registration Rights Agreement, and tenders herewith certificates representing the MDA Shares to be exchanged (as defined in the Exchange and Registration Rights Agreement).

       (2) In exercising this Agreement, the undersigned hereby confirms and acknowledges that the shares of Orbital Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Orbital Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

       (3) Please issue a certificate or certificates representing said shares of Orbital Stock to:

       Name                      Address                    No. Shares
       ----                      -------                    ----------



Dated:                                  Investor:
      ----------------------                     -------------------------------


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title: